EXHIBIT 99.4


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United Mobile Homes, Inc. on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anna T. Chew, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)   The  Report  fully complies with the  requirements  of
     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)    The  information  contained  in  the  Report   fairly
     presents, in all material respects, the financial condition and result of operations of the Company.




/s/  Anna T. Chew



Anna T. Chew
Chief Financial Officer
March 15, 2003


A  signed  original of  this  written statement  required by
Section 906 has been provided to United Mobile Homes, Inc. and will be retained by United Mobile Homes, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.